                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 23, 2004
                                                ------------------

                      GS Mortgage Securities Corporation II
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             (Exact name of registrant as specified in its charter)


        New York                      333-115888               22-3442024
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


       85 Broad Street, New York, New York                     10004
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     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  --------------------

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         (Former name or former address, if changed since last report.)


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NYLIB5 787385.2

Item 5.   Other Events.
          ------------

                  Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) furnished to the Registrant by Greenwich Capital Markets, Inc., Goldman, Sachs & Co., Credit Suisse First Boston LLC, Banc of America Securities, LLC, Wachovia Capital Markets, LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 2004-GG2 (the "Certificates").

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-71033) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

                  The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                                   Description
-----------                                                   -----------

(99.1)                                                        Computational Materials prepared by Greenwich
                                                              Capital Markets, Inc., Goldman, Sachs & Co., Credit
                                                              Suisse First Boston LLC, Banc of America
                                                              Securities, LLC, Wachovia Capital Markets, LLC and
                                                              Morgan Stanley & Co. Incorporated in connection
                                                              with GS Mortgage Securities Corporation II,
                                                              Commercial Mortgage Pass-Through Certificates,
                                                              Series 2004-GG2.

SIGNATURES
----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 9, 2004


                                                     GS MORTGAGE SECURITIES
                                                          CORPORATION II



                                                     By: /s/ Leo Huang
                                                        ----------------------
                                                        Name:    Leo Huang
                                                        Title:   Vice President

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                                INDEX TO EXHIBITS
                                -----------------

                                                                                        Paper (P) or
Exhibit No.                           Description                                       Electronic (E)
-----------                           -----------                                       --------------
(99.1)                                Computational Materials prepared by                      (E)
                                      Greenwich Capital Markets, Inc., Goldman,
                                      Sachs & Co., Credit Suisse First Boston
                                      LLC, Banc of America Securities, LLC,
                                      Wachovia Capital Markets, LLC and Morgan
                                      Stanley & Co. Incorporated in connection
                                      with GS Mortgage Securities Corporation
                                      II, Commercial Mortgage Pass-Through
                                      Certificates, Series 2004-GG2.